U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2013

ICAHN ENTERPRISES L.P.

(Name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

767 Fifth Avenue, Suite 4700

New York, New York

(Address of principal executive offices)

10153

(Zip Code)

Registrant’s telephone number, including area code: (212) 702-4300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 9, 2013, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing the sale of an aggregate of 2,000,000 depositary units representing limited partner interests in Icahn Enterprises. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Icahn Enterprises L.P. related to the announcement of the sale of depositary units on December 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2013

ICAHN ENTERPRISES L.P. (REGISTRANT)

By:	Icahn Enterprises G.P. Inc.
its general partner

By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer